Exhibit 10.1

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED BECAUSE IT IS NOT MATERIAL AND OF A TYPE THAT PMGC HOLDINGS INC. TREATS AS PRIVATE OR CONFIDENTIAL. SUCH REDACTED PORTIONS ARE INDICATED WITH “[***].”

AMENDMENT NO. 1 TO THE GB CAPITAL SECONDMENT AGREEMENT

This Amendment No. 1 to the Secondment Agreement (this “Amendment”) is effective as of October 16, 2025 (the “Effective Date”) and is entered into by and between PMGC Holdings Inc., a Nevada corporation (“PMGC”), and GB Capital Ltd, a British Columbia, Canada corporation (“Employer,” and together with PMGC, the “Parties”). Capitalized terms used but not otherwise defined herein have the meanings set forth in that certain Secondment Agreement between the Parties, dated as of July 25, 2025 (the “Agreement”).

RECITALS

WHEREAS, the Parties entered into the Agreement on July 25, 2025; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Preamble; Effective Date. The first paragraph of the Agreement is hereby amended to replace “July 25, 2025” with “October 16, 2025” as the date referenced for the “Effective Date.”

2. Section 4 of the Agreement is hereby amended and supplemented by adding the following at the end of Section 4:“For employees classified as exempt under applicable law, compensation shall be paid on a salary basis. For employees classified as non- exempt under applicable law, compensation shall be paid on an hourly basis for all hours worked, with overtime (and any applicable premium pay) paid in accordance with applicable law, based on recorded hours worked and Employer’s timekeeping policies.”

3. The following is added to Section 4: “During the duration of the Agreement, PMGC will make Employee eligible to participate in PMGC’s group health plan(s) on the same terms and conditions generally applicable to similarly situated PMGC employees, subject to plan eligibility, waiting periods, and applicable law. Enrollment, coverage levels, and employee contributions shall be determined under the governing plan documents. Coverage will commence and terminate in accordance with the plan terms and will end no later than the effective date of the Agreement’s termination. The parties acknowledge that the Employee remains an employee of Employer for all other purposes unless otherwise stated.”

4. The following is added to Section 4: “From time to time, Employer may propose to grant milestone-driven bonus rewards or incentive payments to Employees in recognition of their services performed for PMGC. Any such bonus or incentive payment shall be optional and subject to the prior written approval of PMGC, including agreement on the applicable milestones and bonus amounts. PMGC shall have no obligation to reimburse Employer for any bonus or incentive payment unless and until such payment, the relevant milestones, and the amount have been expressly approved in writing by PMGC. Upon such approval, PMGC agrees to reimburse Employer for the full amount of the approved bonus rewards or incentive payments granted to Employees during the Secondment Period.”

5. The following is added to Section 5:“If any Employee utilizes a company car in the course of providing services to PMGC, PMGC shall reimburse Employer for all costs and expenses associated with the use of such company car, including but not limited to lease payments, insurance, maintenance, and fuel, for the duration of the Employee’s secondment to PMGC.”

6. The following is added to Section 5: “PMGC shall also reimburse Employer for reasonable costs and expenses incurred in providing office space for Employees during the Secondment Period, including rent, utilities, and related overhead, to the extent such office space is used for the performance of services for PMGC.”

7. The following is added to Section 5:“If, in performing the Secondment, a mobile phone and/or associated service plan is reasonably required, PMGC will provide such phone or reimburse all reasonable, properly documented costs of acquisition, activation, monthly service charges, and necessary accessories and taxes. Reimbursement will be made within thirty (30) days of receipt of appropriate invoices/receipts. Personal-use charges are excluded.”

8. The following is added to Section 5: “In addition to any other amounts payable under this Agreement, PMGC shall reimburse Employer for all reasonable, properly documented fees and costs actually incurred in connection with the hiring and onboarding of Employees seconded under this Agreement (‘Hiring Costs’). Employer shall invoice PMGC for Hiring Costs with supporting documentation, and PMGC shall pay undisputed amounts within thirty (30) days of receipt.”

9. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment. Exhibit A attached to this Amendment is incorporated by reference to this Amendment.

10.  Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect. This Amendment shall be read together with the Agreement, and all references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Secondment Agreement effective as of the date first set forth above.

PMGC Holdings Inc.

By:	/s/ George Kovalyov
George Kovalyov
Director

GB Capital Ltd

By:	/s/ Graydon Bensler
Graydon Bensler
Director

Exhibit A – Approved Seconded Employees

Between: GB Capital Ltd. (“GB Capital”) and PMGC Holdings Inc. (“PMGC”)

PMGC shall pay to GB Capital a fee equal to thirty percent (30%) of the aggregate employment costs of all seconded employees. For purposes of the Secondment Agreement, ‘aggregate employment costs’ shall include: (1) gross payroll (including base salary, overtime, bonuses, and other direct compensation); (2) employer taxes (including but not limited to payroll taxes, CPP/EI, FICA, FUTA, or any equivalent contributions in the applicable jurisdiction); and (3) employee benefits (including but not limited to health, dental, vision, retirement plan contributions, insurance premiums, allowances, or other benefits provided). The management fee shall be invoiced monthly in arrears, based on the actual aggregate employment costs incurred for the applicable period. The positions and individuals listed in Exhibit A represent the approved seconded personnel and pre-approved future hires under the Secondment Agreement. Any additions of employees beyond those set forth in this Exhibit A shall require prior review and approval by the Board of Directors of PMGC.

Name / Position	Title / Role	Employment Type	Management Fee	Description of Services
[***]	[***]	Full-Time	30%	[***]
[***]	[***]	Full-Time	30%	[***]
[***]	[***]	Full-Time	30%	[***]
[***]	[***]	Full-Time	30%	[***]
[***]	[***]	Full-Time	30%	[***]
[***]	[***]	Full-Time	30%	[***]

*	Salaries and salary ranges are subject to change based on experience, performance, and prevailing market conditions.

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